Subsequent events	12 Months Ended
Dec. 31, 2021
Events After Reporting Period [Abstract]
Subsequent events	Subsequent Events
Financing
On January 27, 2022, our principal subsidiary in Guatemala, Comcel, completed the issuance of a new 10-year $900 million Bond with a coupon of 5.125%. Proceeds from this bond as well as cash were used to repay a significant portion of the bridge financing that was used to fund the acquisition of the remaining 45% equity interest in our Tigo Guatemala operations. As of February 8, 2022, a balance of $450 million remained unpaid under the initial $2.15 billion bridge loan agreement.
On January 13, 2022, we completed the issuance of a new 5-year sustainability bond raising SEK 2.25 billion (approximately $252 million) at a fully swapped rate of Secured Overnight Financing Rate plus 3.496%. Proceeds will be used to fund investments in accordance with the Company's sustainability framework. This bond has been fully hedged against foreign exchange fluctuations.
In January 2022, Colombia Movil S.A. partially repaid $100 million syndicated loan, which was initially due in 2024. Cross currency swaps used to hedge the previous interest and principal on the previous loan for $50 million were terminated. The outstanding amount of $50 million remains fully swapped.
Zantel's earn out
In January 2022, Millicom received $11 million from Etisalat as earn-out income related to the purchase of Zantel in 2015. This settlement was considered as an adjusting event and recorded in 'other operating income' in the statement of income.
Share capital
On February 28, 2022, the extraordinary general meeting of shareholders of Millicom resolved to authorize the Board of Directors of Millicom to increase the authorized share capital of the Company from $199,999,800 divided into 133,333,200 shares, with a par value of $1.50 per share, to $300,000,000 divided into 200,000,000 shares, with a par value of $1.50 per share.